Exhibit (h)(23)

TWENTIETH AMENDMENT TO THE SECOND AMENDED AND RESTATED
SECURITIES LENDING AGENCY AGREEMENT
BETWEEN
MASSMUTUAL SELECT FUNDS, MASSMUTUAL PREMIER FUNDS, MASSMUTUAL ADVANTAGE FUNDS, MML SERIES INVESTMENT FUND, and MML SERIES INVESTMENT FUND II
ON BEHALF OF THEIR RESPECTIVE INDIVIDUAL SERIES LISTED ON SCHEDULE A
AND
STATE STREET BANK AND TRUST COMPANY

This Twentieth Amendment (this “Amendment”) dated July 1, 2024 is between each of MASSMUTUAL SELECT FUNDS, MASSMUTUAL PREMIER FUNDS, MASSMUTUAL ADVANTAGE FUNDS, MML SERIES INVESTMENT FUND, and MML SERIES INVESTMENT FUND II on behalf of their respective individual series listed on Schedule A to the Agreement (as defined below), which may be amended from time to time, (each a “Fund” or “Lender” hereunder) and STATE STREET BANK AND TRUST COMPANY, a trust company organized and existing under the laws of the Commonwealth of Massachusetts (the “Bank”) acting either directly or through its subsidiaries or affiliates.

Reference is made to a Second Amended and Restated Securities Lending Agency Agreement effective as of July 31, 2012, between the Funds and the Bank, as amended, and as in effect on the date immediately prior to giving effect to this Amendment (the “Agreement”).

WHEREAS, each Fund and the Bank desire to amend Schedule A and the Approved Borrowers Schedule of the Agreement as set forth below.

NOW THEREFORE, for value received, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree to amend the Agreement in the following respect:

1.             Definitions. All terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

2.             Amendments.

(i)	Schedule A (Schedule of Funds) to the Agreement is hereby amended by deleting it in its entirety and replacing it with the revised Schedule A attached to this Amendment.

(ii)	The Approved Borrowers Schedule to the Agreement is hereby amended by deleting it in its entirety and replacing it with the revised Approved Borrowers Schedule attached to this Amendment.

3.             Representations and Warranties. Each party hereto represents and warrants that (a) it has the power to execute and deliver this Amendment, to enter into the transactions contemplated hereby, and to perform its obligations hereunder; (b) it has taken all necessary action to authorize such execution, delivery, and performance; (c) this Amendment constitutes a legal, valid and binding obligation enforceable against it; and (d) the execution, delivery, and performance by it of this Amendment will at all times comply with all applicable laws and regulations.

4.             Miscellaneous. Except to the extent specifically amended by this Amendment, the provisions of the Agreement shall remain unmodified and in full force and effect. This Amendment shall be construed in accordance with the laws of The Commonwealth of Massachusetts.

This Amendment may be executed in counterparts, each of which when so executed will be deemed to be an original. Such counterparts together will constitute one agreement. The parties consent to the use of electronic or digital technology for the execution of this Amendment, and that delivery of the executed Amendment or counterpart of the Amendment by facsimile, e-mail transmission via portable document format (.pdf), Docusign, or other electronic means will be equally effective and binding as delivery of a manually executed Amendment or counterpart or the Amendment.

5.             Effective Date. This Amendment is effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective corporate officers, thereunto duly authorized.

MASSMUTUAL SELECT FUNDS	STATE STREET BANK AND TRUST COMPANY

By:	/s/ Renee Hitchcock	By:	/s/Chelsea Grossman
Name:	Renee Hitchcock	Name:	Chelsea Grossman
Title:	CFO and Treasurer	Title:	MD, Client Management

MASSMUTUAL PREMIER FUNDS	MML SERIES INVESTMENT FUND

By:	/s/ Renee Hitchcock	By:	/s/ Renee Hitchcock
Name:	Renee Hitchcock	Name:	Renee Hitchcock
Title:	CFO and Treasurer	Title:	CFO and Treasurer

MASSMUTUAL ADVANTAGE FUNDS	MML SERIES INVESTMENT FUND II

By:	/s/ Renee Hitchcock	By:	/s/ Renee Hitchcock
Name:	Renee Hitchcock	Name:	Renee Hitchcock
Title:	CFO and Treasurer	Title:	CFO and Treasurer

2

SCHEDULE A

This Schedule is attached to and made part of the Second Amended and Restated Securities Lending Agency Agreement dated the 31st day of July, 2012 between each of MASSMUTUAL SELECT FUNDS, MASSMUTUAL PREMIER FUNDS, MASSMUTUAL ADVANTAGE FUNDS, MML SERIES INVESTMENT FUND, and MML SERIES INVESTMENT FUND II on behalf of their respective individual series listed on Schedule A and STATE STREET BANK AND TRUST COMPANY, as amended.

MASSMUTUAL SELECT FUNDS

Fund Series Name	Tax Identification No.	Tax Year End
MassMutual Blue Chip Growth Fund	04-3556992	30-Sep
MassMutual Diversified Value Fund	01-0821120	30-Sep
MassMutual Equity Opportunities Fund	04-3512590	30-Sep
MassMutual Fundamental Value Fund	04-3584138	30-Sep
MassMutual Growth Opportunities Fund	04-3512589	30-Sep
MassMutual Mid Cap Growth Fund	04-3512596	30-Sep
MassMutual Mid Cap Value Fund	42-1710935	30-Sep
MassMutual Overseas Fund	04-3557000	30-Sep
MassMutual Small Cap Growth Equity Fund	04-3464205	30-Sep
MassMutual Small Cap Value Equity Fund	02-0769954	30-Sep
MassMutual Small Company Value Fund	04-3584140	30-Sep
MassMutual Strategic Bond Fund	26-0099965	30-Sep
MassMutual Total Return Bond Fund	27-2377446	30-Sep
MM S&P 500® Index Fund	04-3410047	30-Sep
MM Equity Asset Fund	81-3687454	30-Sep
MassMutual Select T. Rowe Price Bond Asset Fund	82-3301781	30-Sep
MassMutual Select T. Rowe Price International Equity Fund	82-3309453	30-Sep
MassMutual Select T. Rowe Price Large Cap Blend Fund	82-3553535	30-Sep
MassMutual Select T. Rowe Price Real Assets Fund	82-3369498	30-Sep
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund	82-3569301	30-Sep

MASSMUTUAL PREMIER FUNDS

Fund Series Name	Tax Identification No.	Tax Year End
MassMutual Balanced Fund	04-3212054	30-Sep
MassMutual Core Bond Fund	04-3277549	30-Sep
MassMutual Disciplined Growth Fund	04-3539084	30-Sep
MassMutual Disciplined Value Fund	04-3539083	30-Sep
MassMutual Diversified Bond Fund	04-3464165	30-Sep
MassMutual Global Fund	51-0529334	30-Sep

MassMutual High Yield Fund	04-3520009	30-Sep
MassMutual Inflation-Protected and Income Fund	03-0532475	30-Sep
MassMutual International Equity Fund	04-3212044	30-Sep
MassMutual Main Street Fund	51-0529328	30-Sep
MassMutual Short-Duration Bond Fund	04-3212057	30-Sep
MassMutual Small Cap Opportunities Fund	04-3424705	30-Sep
MassMutual Strategic Emerging Markets Fund	26-3229251	30-Sep

MASSMUTUAL ADVANTAGE FUNDS

Fund Series Name	Tax Identification No.	Tax Year End
MassMutual Emerging Markets Debt Blended Total Return Fund	47-3758432	30-Sep
MassMutual Global Credit Income Opportunities Fund	46-3119764	30-Sep
MassMutual Global Floating Rate Fund	46-3133952	30-Sep

MML SERIES INVESTMENT FUND

Fund Series Name	Tax Identification No.	Tax Year End
MML Blue Chip Growth Fund	05-0633800	31-Dec
MML Equity Income Fund	03-0584493	31-Dec
MML Equity Index Fund	04-3365021	31-Dec
MML Focused Equity Fund	45-3612851	31-Dec
MML Foreign Fund	05-0633812	31-Dec
MML Fundamental Equity Fund	45-3612938	31-Dec
MML Fundamental Value Fund	27-2959469	31-Dec
MML Global Fund	05-0633810	31-Dec
MML Income & Growth Fund	05-0633797	31-Dec
MML International Equity Fund	46-4257056	31-Dec
MML Large Cap Growth Fund	05-0633801	31-Dec
MML Managed Volatility Fund	04-3513013	31-Dec
MML Mid Cap Growth Fund	05-0633806	31-Dec
MML Mid Cap Value Fund	05-0633805	31-Dec
MML Small Cap Growth Equity Fund	04-3464208	31-Dec
MML Small Company Value Fund	26-4101700	31-Dec
MML Small/Mid Cap Value Fund	05-0633808	31-Dec
MML Sustainable Equity Fund	05-0633799	31-Dec
MML Total Return Bond Fund	27-2959552	31-Dec

MML SERIES INVESTMENT FUND II

Fund Series Name	Tax Identification No.	Tax Year End
MML Blend Fund	04-2808313	31-Dec
MML Dynamic Bond Fund	47-3529636	31-Dec
MML Equity Fund	04-2476032	31-Dec
MML Equity Rotation Fund	47-3544629	31-Dec
MML High Yield Fund	27-1932691	31-Dec
MML Inflation-Protected and Income Fund	11-3646937	31-Dec
MML iShares® 60/40 Allocation Fund	86-3124895	31-Dec
MML iShares® 80/20 Allocation Fund	86-3159016	31-Dec
MML Managed Bond Fund	04-2741778	31-Dec
MML Short-Duration Bond Fund	27-1932589	31-Dec
MML Small Cap Equity Fund	04-3420558	31-Dec
MML Strategic Emerging Markets Fund	26-2997645	31-Dec

This Schedule is attached to and made part of the Second Amended and Restated Securities Lending Agency Agreement dated the 31st day of July, 2012 between each of MASSMUTUAL SELECT FUNDS, MASSMUTUAL PREMIER FUNDS, MASSMUTUAL ADVANTAGE FUNDS, MML SERIES INVESTMENT FUND, and MML SERIES INVESTMENT FUND II on behalf of their respective individual series listed on Schedule A and STATE STREET BANK AND TRUST COMPANY, as amended.

Approved Borrowers Schedule

Borrower Country	Borrower

AUSTRALIA	AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED
AUSTRALIA	CITIGROUP GLOBAL MARKETS AUSTRALIA PTY LIMITED
AUSTRALIA	COMMONWEALTH BANK OF AUSTRALIA
AUSTRALIA	CREDIT SUISSE EQUITIES (AUSTRALIA) LIMITED
AUSTRALIA	J.P. MORGAN SECURITIES AUSTRALIA LIMITED
AUSTRALIA	MACQUARIE BANK LIMITED
AUSTRALIA	MERRILL LYNCH EQUITIES (AUSTRALIA) LIMITED
AUSTRALIA	NATIONAL AUSTRALIA BANK LIMITED
AUSTRALIA	ROYAL BANK OF CANADA (SYDNEY, NSW, AU, BRANCH)
AUSTRALIA	UBS AG (SYDNEY, NSW, AU, BRANCH)
AUSTRALIA	UBS SECURITIES AUSTRALIA LTD
CANADA	THE BANK OF NOVA SCOTIA
CANADA	BMO NESBITT BURNS INC.
CANADA	CASGRAIN & COMPANY LIMITED
CANADA	CIBC WORLD MARKETS INC.
CANADA	HEALTHCARE OF ONTARIO PENSION PLAN TRUST FUND
CANADA	MERRILL LYNCH CANADA INC.
CANADA	MUFG SECURITIES (CANADA), LTD.
CANADA	FINANCIÈRE BANQUE NATIONALE INC.
CANADA	NATIONAL BANK OF CANADA
CANADA	ONTARIO TEACHERS’ PENSION PLAN BOARD
CANADA	RBC DOMINION SECURITIES INC.
CANADA	SCOTIA CAPITAL INC.
CANADA	TD SECURITIES INC.
CANADA	THE TORONTO-DOMINION BANK
FRANCE	BNP PARIBAS
FRANCE	BNP PARIBAS FINANCIAL MARKETS
FRANCE	BOFA SECURITIES EUROPE SA
FRANCE	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
FRANCE	NATIXIS
FRANCE	SOCIETE GENERALE
GERMANY	COMMERZBANK AKTIENGESELLSCHAFT
GERMANY	DEUTSCHE BANK AKTIENGESELLSCHAFT
GERMANY	GOLDMAN SACHS BANK EUROPE SE

GERMANY	STATE STREET BANK INTERNATIONAL GMBH
GERMANY	UBS EUROPE SE
HONG KONG	THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED
IRELAND	BANK OF MONTREAL EUROPE PUBLIC LIMITED COMPANY
IRELAND	BNP PARIBAS PRIME BROKERAGE INTERNATIONAL, LIMITED
IRELAND	NBC GLOBAL FINANCE LIMITED
NETHERLANDS	ABN AMRO BANK N.V.
NETHERLANDS	ABN AMRO CLEARING BANK N.V.
NETHERLANDS	COÖPERATIEVE RABOBANK U.A.
NETHERLANDS	ING BANK N.V.
SWEDEN	SKANDINAVISKA ENSKILDA BANKEN AB
UNITED KINGDOM	BANQUE DE MONTRÉAL (LONDON, GB, BRANCH)
UNITED KINGDOM	THE BANK OF NOVA SCOTIA (LONDON, GB, BRANCH)
UNITED KINGDOM	BARCLAYS BANK PLC
UNITED KINGDOM	BARCLAYS CAPITAL SECURITIES LIMITED
UNITED KINGDOM	BMO CAPITAL MARKETS LIMITED
UNITED KINGDOM	BNP PARIBAS (LONDON, GB, BRANCH)
UNITED KINGDOM	CITIGROUP GLOBAL MARKETS LIMITED
UNITED KINGDOM	COMMERZBANK AKTIENGESELLSCHAFT (LONDON, GB, BRANCH)
UNITED KINGDOM	CREDIT SUISSE INTERNATIONAL
UNITED KINGDOM	CREDIT SUISSE SECURITIES (EUROPE) LIMITED
UNITED KINGDOM	GOLDMAN SACHS INTERNATIONAL
UNITED KINGDOM	HSBC BANK PLC
UNITED KINGDOM	ING BANK N.V. (LONDON, GB, BRANCH)
UNITED KINGDOM	J.P. MORGAN SECURITIES PLC
UNITED KINGDOM	LLOYDS BANK CORPORATE MARKETS PLC
UNITED KINGDOM	LLOYDS BANK PLC
UNITED KINGDOM	MACQUARIE BANK LIMITED (LONDON, GB, BRANCH)
UNITED KINGDOM	MERRILL LYNCH INTERNATIONAL
UNITED KINGDOM	MORGAN STANLEY & CO. INTERNATIONAL PLC
UNITED KINGDOM	MUFG SECURITIES EMEA PLC
UNITED KINGDOM	NATIONAL AUSTRALIA BANK LIMITED (LONDON, GB, BRANCH)
UNITED KINGDOM	NATWEST MARKETS PLC
UNITED KINGDOM	NOMURA INTERNATIONAL PLC
UNITED KINGDOM	RBC EUROPE LIMITED
UNITED KINGDOM	SANTANDER FINANCIAL SERVICES PLC
UNITED KINGDOM	SANTANDER UK PLC
UNITED KINGDOM	STANDARD CHARTERED BANK
UNITED KINGDOM	UBS AG (LONDON, GB, BRANCH)
UNITED STATES	ABN AMRO SECURITIES (USA) LLC
UNITED STATES	BANCO SANTANDER, S.A. (NEW YORK, NY, US, BRANCH)
UNITED STATES	BANQUE DE MONTRÉAL (CHICAGO, IL, US, BRANCH)
UNITED STATES	THE BANK OF NOVA SCOTIA (NEW YORK, NY, US, BRANCH)
UNITED STATES	THE BANK OF NOVA SCOTIA (HOUSTON, TX, US, BRANCH)
UNITED STATES	BARCLAYS CAPITAL INC.
UNITED STATES	BMO CAPITAL MARKETS CORP.

UNITED STATES	BNP PARIBAS (NEW YORK, NY, US, BRANCH)
UNITED STATES	BNP PARIBAS SECURITIES CORP.
UNITED STATES	BOFA SECURITIES, INC.
UNITED STATES	CANTOR FITZGERALD & CO.
UNITED STATES	CF SECURED, LLC
UNITED STATES	CHARLES SCHWAB & CO., INC.
UNITED STATES	CIBC WORLD MARKETS CORP.
UNITED STATES	CITADEL CLEARING LLC
UNITED STATES	CITADEL SECURITIES LLC
UNITED STATES	CITIGROUP GLOBAL MARKETS INC.
UNITED STATES	COWEN AND COMPANY, LLC
UNITED STATES	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK (NEW YORK, NY, US, BRANCH)
UNITED STATES	CREDIT SUISSE AG (NEW YORK, NY, US, BRANCH)
UNITED STATES	CREDIT SUISSE SECURITIES (USA) LLC
UNITED STATES	DAIWA CAPITAL MARKETS AMERICA INC.
UNITED STATES	DEUTSCHE BANK SECURITIES INC.
UNITED STATES	GOLDMAN SACHS & CO. LLC
UNITED STATES	HSBC SECURITIES (USA) INC.
UNITED STATES	INDUSTRIAL AND COMMERCIAL BANK OF CHINA FINANCIAL SERVICES LLC
UNITED STATES	ING FINANCIAL MARKETS LLC
UNITED STATES	INTERACTIVE BROKERS LLC
UNITED STATES	JANNEY MONTGOMERY SCOTT LLC
UNITED STATES	J.P. MORGAN SECURITIES LLC
UNITED STATES	MIRAE ASSET SECURITIES (USA) INC.
UNITED STATES	MIZUHO SECURITIES USA LLC
UNITED STATES	MORGAN STANLEY & CO. LLC
UNITED STATES	MUFG SECURITIES AMERICAS INC.
UNITED STATES	NATIONAL BANK OF CANADA FINANCIAL INC.
UNITED STATES	NATIONAL FINANCIAL SERVICES LLC
UNITED STATES	NATIXIS SECURITIES AMERICAS LLC
UNITED STATES	NATWEST MARKETS SECURITIES INC.
UNITED STATES	NOMURA SECURITIES INTERNATIONAL, INC.
UNITED STATES	PERSHING LLC
UNITED STATES	RAYMOND JAMES & ASSOCIATES, INC.
UNITED STATES	RBC CAPITAL MARKETS, LLC
UNITED STATES	ROYAL BANK OF CANADA (NEW YORK, NY, US, BRANCH)
UNITED STATES	SANFORD C. BERNSTEIN & CO., LLC
UNITED STATES	SANTANDER US CAPITAL MARKETS LLC
UNITED STATES	SCOTIA CAPITAL (USA) INC.
UNITED STATES	SG AMERICAS SECURITIES, LLC
UNITED STATES	SOCIETE GENERALE (NEW YORK, NY, US, BRANCH)
UNITED STATES	STATE STREET BANK AND TRUST COMPANY
UNITED STATES	SUMITOMO MITSUI BANKING CORPORATION (NEW YORK, NY, US, BRANCH)
UNITED STATES	TD AMERITRADE CLEARING, INC.

UNITED STATES	TD PRIME SERVICES LLC
UNITED STATES	TD SECURITIES (USA) LLC
UNITED STATES	TRADESTATION SECURITIES, INC.
UNITED STATES	TRUIST SECURITIES, INC.
UNITED STATES	U.S. BANCORP INVESTMENTS, INC.
UNITED STATES	UBS SECURITIES LLC
UNITED STATES	VIRTU AMERICAS LLC
UNITED STATES	WEDBUSH SECURITIES INC.
UNITED STATES	WELLS FARGO BANK, NATIONAL ASSOCIATION
UNITED STATES	WELLS FARGO CLEARING SERVICES, LLC
UNITED STATES	WELLS FARGO SECURITIES, LLC